UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2015
Fifth Street Asset Management Inc. (Exact name of registrant as specified in its charter)
Delaware	001-36701	46-5610118
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
777 West Putnam Avenue, 3rd Floor Greenwich, CT 06830 (Address of principal executive offices) (Zip Code)
(203) 681-3600
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Fifth Street Asset Management Inc. has attached hereto as Exhibit 99.1 a copy of a “Capital Markets Outlook” newsletter, dated as of July 29, 2015, that it intends to provide to investors and other market participants.

The information contained in Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in Exhibit 99.1 shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Capital Markets Outlook, dated as of July 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET ASSET MANAGEMENT INC.

Date: July 29, 2015	By:	/s/ David H. Harrison
		Name:	David H. Harrison
		Title:	Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit

99.1	Capital Markets Outlook, dated as of July 29, 2015